UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2016

MKS Instruments, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-645-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 2, 2016, the Board of Directors of MKS Instruments, Inc. (the “Company”) increased the size of the Board of Directors from eight to nine and elected Robert J. Phillippy to the Board of Directors, effective July 1, 2016. Mr. Phillippy is the former President and Chief Executive Officer of Newport Corporation, which the Company acquired on April 29, 2016 (the “Acquisition”).

In connection with the Acquisition, Mr. Phillippy will remain employed by Newport Corporation through July 1, 2016 in order to assist with the integration of its business into the Company, under the compensatory arrangements in effect prior to the Acquisition. In consideration for Mr. Phillippy’s agreement to support the Company’s integration efforts, on May 2, 2016, the Company accelerated in full the vesting of Mr. Phillippy’s restricted stock unit awards and stock appreciation rights, which would have otherwise accelerated as of July 1, 2016.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following sets forth the results of voting by shareholders at the 2016 Annual Meeting:

a) Election of two Class II Directors to serve for a three year term and until their successors are elected:

Director Nominee	Votes For	Votes Withheld
Richard S. Chute	46,731,723	2,042,779
Peter R. Hanley	48,240,733	533,769
Jacqueline F. Moloney	48,559,308	215,194

b) Approval of compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the Proxy Statement for this meeting:

Votes For	Votes Against	Votes Abstained
47,040,406	1,370,431	363,665

There were broker non-votes of 2,176,761 shares on this proposal.

c) Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016:

Votes For	Votes Against	Votes Abstained
50,535,082	379,121	37,060

There were no broker non-votes for this proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1+ Letter Agreement between Registrant and Robert J. Phillippy, dated May 2, 2016

+ Management contract or compensatory plan arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

May 2, 2016	By:	/s/ Seth H. Bagshaw

Name: Seth H. Bagshaw
Title: VP, CFO & Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Letter Agreement between Registrant and Robert J. Phillippy, dated May 2, 2016